UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 15, 2006


                              KEY TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



           OREGON                     0-21820                 93-0822509
(State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification No.)

                                150 Avery Street
                          Walla Walla, Washington 99362
               (Address of principal executive offices) (Zip Code)

                                 (509) 529-2161
                         (Registrant's telephone number,
                              including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
           DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

          (d) On November 15, 2006, the Board of Directors of Key Technology, Inc. (the "Company") appointed Dr. David M. Camp to serve as a Director of the Company and resolved to increase the number of board positions from five to six. To date, Dr. Camp has not been appointed to any committees of the board. His term as a director will expire in February 2008. Dr. Camp is the President and Chief Executive Officer of the Company. The Company and Dr. Camp have entered into an indemnity agreement, similar in form to that entered into with each of the other directors and with each of the executive officers, which provides for the indemnification of such directors and officers in certain circumstances.

          The full text of the press release disclosing this appointment is attached hereto as Exhibit 99.1


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

          99.1 Press release of Key Technology, Inc. dated November 21, 2006



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             KEY TECHNOLOGY, INC.

                             /s/  RONALD W. BURGESS
                             -------------------------------------------------
                             Ronald W. Burgess
                             Senior Vice President and Chief Financial Officer


Dated:  November 21, 2006


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                                  EXHIBIT INDEX


    Exhibit No.             Description
    ------------------      -----------------------------------------

          99.1              Press release of Key Technology, Inc.
                            dated November 21, 2006